UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-07920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2011

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FORM N-Q

JUNE 30, 2011

Schedule of investments (unaudited)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 87.5%
CONSUMER DISCRETIONARY — 22.1%
Auto Components — 0.1%
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	$463,323	(a)
Automobiles — 0.8%
Escrow GCB General Motors	7.200%	1/15/11	825,000		24,750	(b)(c)(d)
Escrow GCB General Motors	7.125%	7/15/13	2,125,000		63,750	(b)(c)
Escrow GCB General Motors	8.375%	7/15/33	2,540,000		76,200	(b)(c)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,000,000		1,007,577
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,785,000		1,869,763
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	685,000		850,160
Total Automobiles					3,892,200
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,240,000		1,190,400
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,701,700
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	360,000		360,000
Total Diversified Consumer Services					3,252,100
Hotels, Restaurants & Leisure — 9.4%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	220,000		224,950	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	665,000		616,788
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,954,000		2,909,690
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	780,000		795,600
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,352,675
CCM Merger Inc., Notes	8.000%	8/1/13	1,885,000		1,861,437	(a)
CityCenter Holdings LLC / CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	4,560,000		4,970,400	(a)(e)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,695,000		1,894,162	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,190,000		1,190,000	(a)
El Pollo Loco Inc.	12.000%	12/28/17	2,480,000		2,480,000	(f)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	2,425,000		2,437,125
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	945,000		1,001,700
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	445,000		223	(a)(c)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,040,000		1,050,400	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,074,000		1,057,890	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,140,000		1,142,850	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,140,000		1,225,500
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	340,000		365,500	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,270,000		1,227,137
MGM Resorts International, Senior Notes	6.625%	7/15/15	490,000		461,825
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	150,000		171,000
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	360,000		413,100
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	60,000		62,100	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,660,000		2,982,900
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	225,000		151,875
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,440,000		2,610,800	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,760,000		2,037,200
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	715,000		771,306
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	330,000		337,425
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,360,000		1,407,600	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Hotels, Restaurants & Leisure — continued
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	890,000	$805,450	(a)(g)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	3,365,000	3,306,112	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	1,515,000	152	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	2,265,000	227	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	85,000	9	(b)(c)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	1,281,000	1,325,835	(a)
Total Hotels, Restaurants & Leisure				44,648,943
Household Durables — 0.2%
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	370,000	146,150	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	1,040,000	1,024,400
Total Household Durables				1,170,550
Internet & Catalog Retail — 0.8%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,340,000	1,510,850
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,990,000	2,104,425	(a)
Total Internet & Catalog Retail				3,615,275
Media — 6.0%
Affinity Group LLC, Senior Secured Notes	11.500%	12/1/16	1,360,000	1,434,800	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	561,225	663,649
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,860,000	1,969,275
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,840,000	1,996,400
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	2,400,000	2,184,000	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	3,130,000	2,832,650	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	1,290,000	1,278,712
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	190,000	206,150
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,260,000	1,365,525
DISH DBS Corp., Senior Notes	6.750%	6/1/21	800,000	824,000	(a)
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	430,000	440,750	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,290,000	1,283,550	(a)
National CineMedia LLC, Senior Notes	7.875%	7/15/21	400,000	407,140	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	3,650,000	3,850,750	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	950,000	952,375	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000	1,422,850	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,380,000	1,421,400	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	675,000	752,625	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	2,470,000	2,451,475	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	537,000	566,535
Total Media				28,304,611
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,460,000	2,287,800
Specialty Retail — 2.2%
American Greetings Corp., Senior Notes	7.375%	6/1/16	2,885,000	2,985,975
American Greetings Corp., Senior Notes	7.375%	6/1/16	365,000	363,175
American Greetings Corp., Senior Notes	7.375%	6/1/16	290,000	288,550
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,970,000	1,861,650	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	1,230,000	1,316,100
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	2,880,000	2,995,200
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	830,000	854,900	(a)
Total Specialty Retail				10,665,550

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods — 1.4%
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	880,000	$875,600	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	600,000	621,000	(a)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	2,110,000	1,993,950	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	2,570,000	2,916,950
Total Textiles, Apparel & Luxury Goods				6,407,500
TOTAL CONSUMER DISCRETIONARY				104,707,852
CONSUMER STAPLES — 1.6%
Food Products — 1.5%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	2,090,000	2,121,350	(a)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	780,000	787,800	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	570,000	584,250	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,980,000	3,173,700	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	233,000	271,445
Total Food Products				6,938,545
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	446,000	432,620
TOTAL CONSUMER STAPLES				7,371,165
ENERGY — 11.3%
Energy Equipment & Services — 1.8%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,150,000	1,207,500
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,285,000	2,399,250	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,480,000	1,568,800
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	360,000	365,400
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,960,000	3,233,800
Total Energy Equipment & Services				8,774,750
Oil, Gas & Consumable Fuels — 9.5%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,155,000	1,325,363
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,990,000	3,094,650	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	425,000	465,375
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,530,000	1,617,975
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	560,000	614,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	410,000	424,350
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,410,000	1,543,950
Corral Petroleum Holdings AB, Senior Bonds	15.000%	9/18/11	2,852,040	2,737,958	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	350,000	374,500
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,370,000	1,459,050
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,270,000	1,376,199	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	790,000	831,572	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,570,000	2,512,175
James River Escrow Inc., Senior Notes	7.875%	4/1/19	350,000	348,250	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	480,000	525,600
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	430,000	440,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	260,000	258,700
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,530,000	1,445,850	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	560,000	611,800	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,855,000	2,815,744
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	470,000	529,925
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,090,000	1,073,650	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	780,000	737,100	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,305,000		$1,474,650
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,195,000		1,308,525
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000		446,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,255,000		2,593,250
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	340,000		372,300
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	100,000		109,000
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	670,000		679,213	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,280,000		2,365,500
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000		4,150,526
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,525,000		1,757,562	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	1,180,000		1,233,100
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,340,000		1,360,100	(a)
Total Oil, Gas & Consumable Fuels					45,014,812
TOTAL ENERGY					53,789,562
FINANCIALS — 6.3%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,100,000		1,103,351
Commercial Banks — 1.5%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	830,000		717,146
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	520,000		533,000	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	600,000		613,500	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	1,130,700		1,127,873
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,294,694		1,293,076
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	830,000		871,500	(a)(g)(h)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	770,000		784,437
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	530,000		545,238
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	790,000		714,950	(g)(h)
Total Commercial Banks					7,200,720
Consumer Finance — 1.1%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,800,000		1,687,500
Ally Financial Inc., Senior Notes	7.500%	9/15/20	580,000		609,000
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	730,000	EUR	1,103,600
SLM Corp., Medium-Term Notes	8.000%	3/25/20	920,000		989,462
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	965,000		1,060,600
Total Consumer Finance					5,450,162
Diversified Financial Services — 2.8%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	688,000		787,760	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,120,000		1,194,200
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	744,000		770,040
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,670,000		1,701,312
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		891,750
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	3,810,000		4,210,050
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	670,000		725,275
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,250,000		1,282,813
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	1,500,000		1,496,250
Total Diversified Financial Services					13,059,450
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,465,000		1,683,471
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	520,000		520,612	(a)(g)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	9/30/11	410,000		389,085	(g)(h)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Insurance — continued
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	590,000	$619,327	(a)
Total Insurance				3,212,495
TOTAL FINANCIALS				30,026,178
HEALTH CARE — 5.1%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	180,000	197,100
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	650,000	719,875	(e)
Total Health Care Equipment & Supplies				916,975
Health Care Providers & Services — 4.7%
American Renal Holdings, Senior Notes	9.750%	3/1/16	1,430,000	1,438,505	(a)(e)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,130,000	1,156,837
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,265,000	4,360,962
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	700,000	743,750
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,920,000	2,181,600	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,194,800
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,860,000	2,027,400
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,320,000	1,258,400	(a)
Symbion Inc., Senior Secured Notes	8.000%	6/15/16	210,000	206,325	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,320,000	1,506,450
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	770,000	853,738
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,990,000	2,059,650	(e)
US Oncology Inc.	9.125%	8/15/17	1,015,000	22,838	(c)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,025,000	1,063,437
Total Health Care Providers & Services				22,074,692
Pharmaceuticals — 0.2%
Endo Pharmaceuticals Holdings Inc., Senior Notes	7.000%	7/15/19	270,000	278,100	(a)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	700,000	733,250	(a)
Total Pharmaceuticals				1,011,350
TOTAL HEALTH CARE				24,003,017
INDUSTRIALS — 14.1%
Aerospace & Defense — 2.1%
Ducommun Inc., Senior Notes	9.750%	7/15/18	870,000	898,275	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,965,000	2,097,637
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,030,000	1,091,800
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,010,000	1,070,600	(a)
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	760,000	782,800	(a)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	760,000	790,400	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	860,000	947,075
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,105,000	2,241,825	(a)
Total Aerospace & Defense				9,920,412
Airlines — 2.2%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	710,000	670,950	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	160,998	167,438
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,771,925	1,767,496
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	750,000	757,500	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,870,000	4,044,150	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	22,071	22,761
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	903,443	918,079
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	438,321	464,620
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	588,000	629,895	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	819,000	864,045	(a)
Total Airlines				10,306,934

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	660,400	$402,844	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	2,110,000	2,125,825	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	890,000	878,875	(a)
Total Building Products				3,407,544
Commercial Services & Supplies — 1.9%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,675,000	1,878,094
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	210,000	218,400	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,605,000	2,748,275	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,500,000	1,571,250
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,620,000	1,725,300
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	730,000	730,000
Total Commercial Services & Supplies				8,871,319
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,310,000	1,344,388	(a)
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,620,000	1,575,450	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,220,000	1,351,150
Machinery — 0.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,050,000	2,044,875	(a)
Marine — 0.7%
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	350,000	346,500	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,350,000	2,326,500
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	740,000	714,100	(a)
Total Marine				3,387,100
Road & Rail — 3.3%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,090,000	2,178,825	(a)(e)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	1,960,000	2,033,500	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,194,000	2,325,640	(a)(f)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	681,000	810,390
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	2,805,000	3,057,450
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	231,000	269,693
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	285,000	307,087
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	2,675,000	2,738,531	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,872,000	2,063,880
Total Road & Rail				15,784,996
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	108,000	113,130	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,370,000	1,407,675
Total Trading Companies & Distributors				1,520,805
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	2,680,000	2,264,600	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,630,000	2,656,300	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,640,000	1,697,400	(a)
Total Transportation				6,618,300
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	540,000	546,075	(a)
TOTAL INDUSTRIALS				66,679,348

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INFORMATION TECHNOLOGY — 4.5%
Communications Equipment — 0.6%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	3,140,000		$2,841,700
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,460,000		3,892,500	(a)
IT Services — 1.9%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,469,700		1,499,094	(e)
First Data Corp., Senior Notes	5.625%	11/1/11	250,000		250,312
First Data Corp., Senior Notes	10.550%	9/24/15	4,252,659		4,433,397	(e)
First Data Corp., Senior Notes	11.250%	3/31/16	420,000		415,800
First Data Corp., Senior Secured Notes	7.375%	6/15/19	120,000		121,500	(a)
iGATE Corp., Senior Notes	9.000%	5/1/16	2,430,000		2,466,450	(a)
Total IT Services					9,186,553
Semiconductors & Semiconductor Equipment — 1.2%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	710,000		750,825
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	590,000		625,400	(e)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	520,000		590,200	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	860,000		930,950	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,785,000		1,930,031
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	381,333		400,877	(e)
Sensata Technologies BV, Secured Notes	6.500%	5/15/19	390,000		390,975	(a)
Total Semiconductors & Semiconductor Equipment					5,619,258
TOTAL INFORMATION TECHNOLOGY					21,540,011
MATERIALS — 8.0%
Chemicals — 1.9%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,175,000		1,257,250	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,160,000		1,223,800	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	955,000	EUR	1,471,449	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	1,388,000		1,547,620	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,370,000		1,541,250
Solutia Inc., Senior Notes	8.750%	11/1/17	45,000		49,050
Solutia Inc., Senior Notes	7.875%	3/15/20	1,210,000		1,300,750
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	770,000		800,800	(a)
Total Chemicals					9,191,969
Containers & Packaging — 2.7%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	200,000		205,500	(a)(e)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,330,000		1,406,475	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	819,189	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	1,410,000		1,371,225
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,120,000		1,131,200	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,060,000		2,096,050	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	1,950,000		1,935,375	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	1,600,000		1,504,000	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,090,000		2,189,275	(a)(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	170,000		178,075	(a)(b)
Total Containers & Packaging					12,836,364
Metals & Mining — 1.9%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	840,000		886,200	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	300,000		307,500	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,400,000		3,408,500	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	680,000		680,000	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,040,000		2,213,400
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,850,000		1,496,250

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — continued
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	30,000	$32,025
Total Metals & Mining				9,023,875
Paper & Forest Products — 1.5%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,415,000	3,466,225
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,470,000	1,378,125
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	560,000	635,600	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	600,000	586,500	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	36,000	38,520
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	740,000	662,300	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	330,000	307,725
Total Paper & Forest Products				7,074,995
TOTAL MATERIALS				38,127,203
TELECOMMUNICATION SERVICES — 7.0%
Diversified Telecommunication Services — 3.9%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,530,000	1,575,900	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,120,000	2,257,800	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	40,000	42,500
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	2,360,000	2,348,200	(a)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	639,000	660,566
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	236,811	239,179	(e)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	1,000,000	1,025,000	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,430,000	1,531,888
West Corp., Senior Notes	8.625%	10/1/18	1,570,000	1,593,550	(a)
West Corp., Senior Notes	7.875%	1/15/19	1,840,000	1,789,400	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,070,000	1,217,125	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	780,000	813,150	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,099,414	1,272,572	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,130,000	2,140,650
Total Diversified Telecommunication Services				18,507,480
Wireless Telecommunication Services — 3.1%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	1,720,000	1,797,400	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,080,000	1,148,850
Sprint Capital Corp., Global Notes	6.900%	5/1/19	870,000	900,450
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	714,375
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	7,065,000	7,683,187
True Move Co., Ltd., Notes	10.750%	12/16/13	2,260,000	2,449,275	(a)
Total Wireless Telecommunication Services				14,693,537
TOTAL TELECOMMUNICATION SERVICES				33,201,017
UTILITIES — 7.5%
Electric Utilities — 2.4%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	3,920,000	3,998,400
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,550,000	1,488,000	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,390,000	2,557,300
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	3,430,000	3,387,125	(a)
Total Electric Utilities				11,430,825
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	75,481
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,210,000	1,270,500
Total Gas Utilities				1,345,981
Independent Power Producers & Energy Traders — 4.8%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	460,000	483,000	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	640,000	656,000	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders — continued
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,610,000	$2,691,563	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	220,000	195,800
Edison Mission Energy, Senior Notes	7.625%	5/15/27	1,195,000	884,300
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	5,813,000	4,999,180
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,503,292	1,285,478	(e)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	290,000	294,629
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,050,000	1,125,033
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,090,000	1,106,350	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,190,000	3,401,337	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,753,000	4,800,530
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	652,777	731,111
Total Independent Power Producers & Energy Traders				22,654,311
TOTAL UTILITIES				35,431,117
TOTAL CORPORATE BONDS & NOTES (Cost — $398,887,974)				414,876,470
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $726,648)	2.309%	4/20/35	1,120,594	867,942	(g)
COLLATERALIZED SENIOR LOANS — 2.5%
CONSUMER DISCRETIONARY — 1.3%
Diversified Consumer Services — 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	2,500,000	2,654,167	(i)
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	410,000	413,844	(i)
Media — 0.3%
Newsday LLC, Term Loan B	10.500%	8/1/13	1,500,000	1,588,125	(i)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.690%	5/19/15	1,340,000	1,293,100	(i)
TOTAL CONSUMER DISCRETIONARY				5,949,236
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	724,584	724,584	(f)(i)
TELECOMMUNICATION SERVICES — 0.9%
Diversified Telecommunication Services — 0.3%
Level 3 Financing Inc., Term Loan B	11.500%	3/13/14	1,250,000	1,326,303	(i)
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	2,864,161	2,964,406	(i)
TOTAL TELECOMMUNICATION SERVICES				4,290,709
UTILITIES — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.690 - 4.768%	10/10/17	1,056,225	825,930	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $11,366,370)				11,790,459
CONVERTIBLE BONDS & NOTES — 1.3%
CONSUMER DISCRETIONARY — 0.7%
Diversified Consumer Services — 0.7%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,230,000	3,423,800	(a)
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	120,000	120,000	(a)
INDUSTRIALS — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	2,745,000	2,237,175	(b)
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	410,000	377,200
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $4,964,843)				6,158,175

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SOVEREIGN BONDS — 0.2%
Russia — 0.2%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost - $1,012,937)	7.500%	3/31/30	926,415	$1,094,328	(a)

			SHARES
COMMON STOCKS — 2.6%
CONSUMER DISCRETIONARY — 1.7%
Automobiles — 0.2%
General Motors Co.			25,667	779,250	*
Media — 1.5%
Charter Communications Inc., Class A Shares			134,892	7,319,240	*
TOTAL CONSUMER DISCRETIONARY				8,098,490
ENERGY — 0.5%
Energy Equipment & Services— 0.5%
KCAD Holdings I Ltd.			211,836,336	2,134,887	*(b)(f)
Oil, Gas & Consumable Fuels— 0.0%
SemGroup Corp., Class A Shares			9,017	231,466	*
TOTAL ENERGY				2,366,353
INDUSTRIALS — 0.4%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership			203	130,935	*(b)(f)
Nortek Inc.			2,857	102,823	*
Total Building Products				233,758
Marine — 0.3%
DeepOcean Group Holding AS			97,019	1,552,304	*(f)
TOTAL INDUSTRIALS				1,786,062
TOTAL COMMON STOCKS (Cost — $10,482,695)				12,250,905
CONVERTIBLE PREFERRED STOCKS — 0.9%
FINANCIALS — 0.9%
Diversified Financial Services — 0.9%
Bank of America Corp.	7.250%		3,030	3,033,636
Citigroup Inc.	7.500%		9,900	1,189,485
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $4,181,024)				4,223,121
PREFERRED STOCKS — 2.3%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		11,720	294,289
Escrow GCB General Motors	0.000%		31,700	20,605	*(b)
Escrow GCB General Motors	0.000%		10,100	6,565	*(b)
Escrow GCB General Motors	0.000%		2,200	1,430	*(b)
Escrow GCB General Motors	0.000%		900	585	*(b)
TOTAL CONSUMER DISCRETIONARY				323,474
FINANCIALS — 2.1%
Commercial Banks — 0.4%
Banesto Holdings Ltd.	10.500%		77,575	1,951,500	(a)
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		135,966	3,480,730	(g)
Diversified Financial Services — 1.0%
Citigroup Capital XII	8.500%		99,800	2,576,836	(g)
Citigroup Capital XIII	7.875%		85,025	2,361,994	(g)
Total Diversified Financial Services				4,938,830
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		37,200	79,980	*(g)
TOTAL FINANCIALS				10,451,040

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SECURITY	RATE		SHARES	VALUE
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		4,107	$390,165	(a)(f)(g)
TOTAL PREFERRED STOCKS (Cost — $11,712,833)				11,164,679

		EXPIRATION DATE	NOTIONAL AMOUNT †
PURCHASED OPTIONS — 0.2%
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	73,460,000	628,024
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	22,940,000	196,119
TOTAL PURCHASED OPTIONS (Cost — $999,828)				824,143

			WARRANTS
WARRANTS — 0.3%
Buffets Restaurant Holdings		4/28/14	1,980	20	*(b)(f)
Charter Communications Inc.		11/30/14	2,238	26,856	*(f)
General Motors Co.		7/10/16	23,334	499,347	*
General Motors Co.		7/10/19	23,334	371,711	*
Jack Cooper Holdings Corp.		12/15/17	1,974	187,530	*(f)
Jack Cooper Holdings Corp.		5/6/18	921	92,100	*(f)
Nortek Inc.		12/7/14	5,518	44,144	*(b)(f)
SemGroup Corp.		11/30/14	9,492	64,071	*(b)
TOTAL WARRANTS (Cost — $3,382,451)				1,285,779
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $447,717,603)				464,536,001

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.0%
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/9/12	183,000	182,903	(j)(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/10/12	20,000	19,989	(j)(k)
TOTAL SHORT-TERM INVESTMENTS (Cost — $202,892)				202,892
TOTAL INVESTMENTS — 98.0% (Cost — $447,920,495#)				464,738,893
Other Assets in Excess of Liabilities — 2.0%				9,397,879
TOTAL NET ASSETS — 100.0%				$474,136,772

†       Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*       Non-income producing security.

(a)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)    Illiquid security.

(c)    The coupon payment on these securities is currently in default as of June 30, 2011.

(d)    The maturity principal is currently in default as of June 30, 2011.

(e)    Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)     Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)    Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)    Security has no maturity date. The date shown represents the next call date.

(i)     Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)     Rate shown represents yield-to-maturity.

(k)    All or a portion of this security is held at the broker as collateral for open futures contracts.

#       Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR                 - Euro

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	$99.00	$22,940,000	$653,508
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	99.00	73,460,000	2,092,707
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	104.00	73,460,000	321,593
Credit default swaption with Morgan Stanley & Co. Inc. to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	103.50	22,940,000	127,527
TOTAL WRITTEN OPTIONS (Premiums received — $3,253,758)				$3,195,335

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market.  Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$410,070,830	$4,805,640	$414,876,470
Collateralized mortgage obligations	—	867,942	—	867,942
Collateralized senior loans	—	11,065,875	724,584	11,790,459
Convertible bonds & notes	—	6,158,175	—	6,158,175
Sovereign bonds	—	1,094,328	—	1,094,328
Common stocks:
Consumer discretionary	$8,098,490	—	—	8,098,490
Energy	231,466	—	2,134,887	2,366,353
Industrials	102,823	—	1,683,239	1,786,062
Convertible preferred stocks	4,223,121	—	—	4,223,121
Preferred stocks:
Consumer discretionary	323,474	—	—	323,474
Financials	8,499,540	1,951,500	—	10,451,040
Industrials	—	—	390,165	390,165
Purchased options	—	824,143	—	824,143
Warrants	935,129	—	350,650	1,285,779
Total long-term investments	$22,414,043	$432,032,793	$10,089,165	$464,536,001
Short-term investments†	—	202,892	—	202,892
Total investments	$22,414,043	$432,235,685	$10,089,165	$464,738,893
Other financial instruments:
Forward foreign currency contracts	—	23,687	—	23,687
Total	$22,414,043	$432,259,372	$10,089,165	$464,762,580

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$3,195,335	—	$3,195,335
Futures contracts	$64,037	—	—	64,037
Forward foreign currency contracts	—	42,035	—	42,035
Total	$64,037	$3,237,370	—	$3,301,407

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS		PREFERRED STOCKS
	CORPORATE BONDS &	COLLATERALIZED
INVESTMENTS IN SECURITIES	NOTES	SENIOR LOANS	ENERGY	INDUSTRIALS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of September 30, 2010	$911,625	$2,770,000	—	$91,360	—	$20	$3,773,005
Accrued premiums/discounts	1,507	1,762	—	—	—	—	3,269
Realized gain (loss)(1)	(625,125)	—	—	—	—	—	(625,125)
Change in unrealized appreciation
(depreciation)(2)	805,016	(18,008)	$270,727	(684,467)	$29,817	229,277	632,362
Net purchases (sales)	3,712,617	(2,029,170)	1,864,160	2,276,346	360,348	50,353	6,234,654
Transfers into Level 3	—	—	—	—	—	71,000	71,000
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of June 30, 2011	$4,805,640	$724,584	$2,134,887	$1,683,239	$390,165	$350,650	$10,089,165
Net change in unrealized appreciation
(depreciation) for investments in securities still held at June 30, 2011(2)	$141,641	—	$270,727	$(684,467)	$29,817	229,277	$(13,005)

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as

Notes to Schedule of Investments (unaudited) (continued)

well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $3,237,370. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,670,000, which could be used to reduce the required payment.

(k) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,796,652
Gross unrealized depreciation	(14,978,254)
Net unrealized appreciation	$16,818,398

At June 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	158	9/11	$18,768,822	$18,832,859	$(64,037)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended June 30, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of September 30, 2010	—	—
Options written	$192,800,000	$3,253,758
Options closed	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2011	$192,800,000	$3,253,758

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank, N.A.	412,726	$597,779	8/18/11	$(14,824)
Contracts to Sell:
Euro	Citibank, N.A.	949,203	1,374,795	8/18/11	(27,211)
Euro	Royal Bank of Scotland PLC	706,017	1,022,572	8/18/11	23,687
					(3,524)
Net unrealized loss on open forward foreign currency contracts					$(18,348)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2011.

	Futures Contracts	Written	Purchased	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Options, at Value	Options, at Value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$(64,037)	—	—	—	—	$(64,037)
Foreign Exchange Contracts	—	—	—	$23,687	$(42,035)	(18,348)
Credit Contracts	—	$(3,195,335)	$824,143	—	—	(2,371,192)
Total	$(64,037)	$(3,195,335)	$824,143	$23,687	$(42,035)	$(2,453,577)

During the period ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$172,550
Written options	651,181
Futures contracts (to sell)	3,765,708
Forward foreign currency contracts (to buy)	476,272
Forward foreign currency contracts (to sell)	3,834,237

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	August 25, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	August 25, 2011